                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 1, 1997



                          DIGITAL VIDEO SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)



          0-28472                                      77-0333728
  (Commission File Number)               (I.R.S. Employer Identification No.)


  2710 Walsh Avenue
  Santa Clara, California  95051                         95051
  (Address of principal executive offices)             (Zip Code)



                                (408) 748-2100
              Registrant's telephone number, including area code

Item 2.     Acquisition or Disposition of Assets
            ------------------------------------

     (a) On August 1, 1997, Digital Video Systems, Inc., a Delaware corporation (the "Registrant"), completed the acquisition (the "Acquisition") of substantially all of the assets (excluding accounts receivable) of the Digital Video division (the "DV Business") of Arris Interactive L.L.C., a Delaware limited liability company ("Arris"). Arris is a joint venture between Nortel and Antec. Prior to the Acquisition, assets of the DV Business acquired by the Registrant (the "DV Assets") were used by the DV Business in its business of designing, manufacturing and distributing MPEG-2 decoding, switching/streaming and multiplexing solutions used to deliver advanced video services like digital ad insertion, video on demand, and near video on demand to subscribers.

     The Acquisition was effected pursuant to an Asset Purchase Agreement dated as of July 25, 1997, as amended by an amendment dated as of August 1, 1997 (the "Purchase Agreement"), by and between the Registrant and Arris, with the Registrant acquiring the DV Assets in exchange for $1,500,000 in cash, 600,000 shares of the Registrant's common stock ("Registrant Common Stock") and additional contingent cash consideration of up to $5,000,000 (the "Contingent Consideration"). The Contingent Consideration paid to Arris will equal 15.5% of the net revenues of the DV Business during the period from August 1, 1997 through March 31, 1998 (subject to such revenues exceeding at least $3,000,000 during such period) and 15.5% of the net revenues of the DV Business during the period from August 1, 1998 through January 31, 1999 (subject to such revenues exceeding at least $5,000,000 during such period). The amount of consideration paid by the Registrant to acquire the DV Assets was negotiated by the Registrant with Arris and was based on the Registrant's evaluation of the value of the DV Assets, including the proprietary technology and the patents and patent applications acquired in the Acquisition.

     The $1,500,000 in cash consideration was funded from the Registrant's available cash and the Contingent Consideration, if any, paid by the Registrant is also expected to be funded from the Registrant's available cash. The 600,000 shares of Registrant Common Stock were issued to Arris in a private transaction in reliance upon Section 4(2) of the Securities Act of 1933, as amended. Such shares are subject to a lockup provision set forth in the Purchase Agreement and may not be sold or otherwise transferred for a period of twelve months from the closing date of the Acquisition. After the expiration of such twelve-month period, 50% of the Registrant Common Stock will be released from the lockup.
The remaining 50% of the Registrant Common Stock will be released from the lockup 24 months after the closing date of the Acquisition.

     Under the terms of the Purchase Agreement, 300,000 of the 600,000 shares of Registrant Common Stock issued to Arris pursuant to the Acquisition are subject to an escrow (the "Escrow") pursuant to an escrow agreement dated as of August 1, 1997 by and between Arris and the Registrant. The 300,000 shares of Registrant Common Stock subject to the Escrow shall be released to Arris from the Escrow provided that a satisfactory legal opinion (the "Opinion") relating to two key patent applications (the "Patent Applications") is delivered to the Registrant within 90 days following the closing date of the Acquisition (or such longer period as Arris' counsel in its reasonable opinion believes is required to conduct the patent search described in the Opinion and to deliver the Opinion) and such Opinion provides the Registrant and its counsel reasonable assurance that neither of the Patent Applications constitutes an infringement of any United States patent in a manner that results in

                                      2.
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a direct impact on the Registrant's ability to ship products of the DV Business or products proposed in the business plan of the DV Business. In the event the foregoing conditions are not satisfied, the Registrant Common Stock held in escrow shall be forfeited by Arris and cancelled.

     (b) The DV Assets consist of patents and patent applications, fixed assets (including equipment, computers, inventory, parts, and other tangible personal property) and a shippable backlog of ad insertion and near video on demand equipment orders. The Registrant intends to continue to use the DV Assets for the same purposes that such assets were used for prior to the Acquisition.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

     (a)    Financial statements of business acquired.  It is impracticable to
            -----------------------------------------
file audited financial statements for the DV Business at this time. Audited financial statements will be filed as an Amendment to this Form 8-K as soon as they are available, but in any event not later than 75 days after the date of the Acquisition.

     (b)    Pro forma financial information.  It is impracticable to file pro
            -------------------------------
forma financial information in connection with the Acquisition at this time. Pro forma financial information will be filed as an Amendment to this Form 8-K as soon as it is available, but in any event not later than 75 days after the date of the Acquisition.

     (c)    Exhibits
            --------

     The exhibits listed below are filed as part of this Current Report.

Exhibit No.               Description of Exhibit
-----------               ----------------------
     2.1      Asset Purchase Agreement dated as of July 25, 1997 by and between the Registrant and Arris.

     2.2      Amendment to Asset Purchase Agreement dated as of August 1, 1997.

     4.1 Form of Escrow Agreement dated as of August 1, 1997 by and between the Registrant and Arris.

                                      3.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DIGITAL VIDEO SYSTEMS, INC.



Date:  August 15, 1997               By: /s/ Thomas R. Parkinson
                                         ------------------------------------
                                         Thomas R. Parkinson
                                         President

                                      4.

                                 EXHIBIT INDEX

     The exhibits listed below are filed as part of this Current Report.

Exhibit No.                              Description of Exhibit                                       Page
-----------                              ----------------------                                       ----
   2.1           Asset Purchase Agreement dated as of July 25, 1997
                 by and between the Registrant and Arris.

   2.1           Amendment to Asset Purchase Agreement dated as of
                 August 1, 1997.

   4.1 Form of Escrow Agreement dated as of August 1, 1997 by and between the Registrant and Arris.

                                      5.